UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2008

HARTMARX CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-8501	36-3217140
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 North Wacker Drive
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

(312) 372-6300
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communication pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 13, 2008, the Board of Directors of Hartmarx Corporation (the "Company") approved certain amendments to the Company's By-laws.

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The By-laws were amended to add a two new paragraphs to Section 1 of Article I.  The fist newly added paragraph clarifies that (i) no business shall be conducted at any annual meeting except in accordance with the procedures set forth in Section 1 of Article I, and (ii) unless otherwise required by law, if a stockholder intending to propose business at an annual meeting pursuant to Section 1 of Article I does not provide certain required information to the Corporation promptly following the later of the record date or the date notice of the record date is first publicly disclosed, or the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Corporation.  The second newly added paragraph clarifies the applicability of the advance notice provisions to all stockholder proposals, whether submitted for inclusion in the Company's proxy statement or included in an independently financed proxy statement.

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Each of Article I , Section 1, governing submission of a proposal by a stockholder, and Article II, Section 3, applicable in the case of a nomination of a person for election as a director, were amended to require a stockholder to include the following additional information in the advance notice to the Company: the class and number of shares owned (beneficially and of record) by the stockholder; a description of any agreements the stockholder has with affiliates or third parties concerning the stockholder proposal or director nomination; a description of any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares the stockholder has with respect to the Company's stock; a representation that the stockholder is entitled to vote at the meeting and intends to attend the meeting to present the proposal or director nomination; and whether the stockholder intends to conduct a proxy solicitation.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the Company's Amended and Restated By-Laws, a copy of which is attached as Exhibit 3-B-1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

3-B-1 Amended and Restated By-laws of Hartmarx Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTMARX CORPORATION

/s/ Taras R. Proczko
Taras R. Proczko
Senior Vice President

Dated: August 15, 2008

EXHIBIT LIST

Exhibit Number	Description

3-B-1	Amended and Restated By-laws of Hartmarx Corporation.